Exhibit 10.67

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT, dated January 27, 1997, is between Peaches Entertainment Corp., a Florida corporation (the "Debtor"), and URT Industries, Inc., a Florida corporation (the "Secured Party").

     WHEREAS, the Debtor is obligated to the Secured Party for the repayment of certain indebtedness, as evidenced by that certain URT Promissory Note, dated January 27, 1997 and that certain Peaches-URT Reimbursement Agreement, dated as of January 27, 1997; and

     WHEREAS, the parties hereto desire to secure the obligations of the Debtor to the Secured Party;

     NOW, THEREFORE, intending to be legally bound, the Debtor and the Secured party agree as follows:

1.   Definitions.

     Whenever used herein, the following terms shall, unless the context otherwise requires, have the following respective meanings:

     (a) "Account" means any right to payment for goods sold or leased or for services rendered which is not evidenced by an instrument or chattel paper.

     (b) "Account Debtor" means the Person who is obligated on an Account or Contract Right.

     (c) "Collateral" means all goods (including but not limited to Inventory), equipment, accounts receivable, Contract Rights, Documents of Title, instruments, fixtures, chattel paper, and General Intangibles owned by the Debtor and all Proceeds thereof.

     (d) "Contract Right" means any right to payment under a contract (including, but not limited to, contracts for the sale or leasing of goods or for the rendering of services) not yet earned by performance and not evidenced by an instrument or chattel paper.

     (e) "Document of Title" means a bill of lading, dock warrant, dock receipt, warehouse receipt or order for the delivery of goods, and also any other document which in the regular course of business or financing is treated as adequately evidencing that the Person in possession of it is entitled to receive, hold and dispose of the document and the goods it covers.

     (f) "Fair Market Value" means the value of property determined in an arm's length transaction between a willing and informed buyer under no compulsion to buy and a willing and informed seller under no compulsion to sell.

     (g) "General Intangibles" means things in action, patents, copyrights, trademarks, royalties, goodwill, literary rights and all other personal property other than goods, Accounts, Contract Rights, Documents of Title, chattel paper, instruments and money.

     (h) "Interest Rate" means the rate of interest payable by the Debtor under the URT Promissory Note.

     (i) "Inventory" means tangible person property held for sale or lease or to be furnished under contracts of service, tangible personal property which has been so leased or furnished, and raw materials, work in process and materials used, produced or consumed in business, and shall include tangible personal property sold on a sale or return basis, tangible personal property returned by the purchaser following a sale thereof and tangible personal property represented by Documents of Title. All equipment, accessories and parts at any time attached or added to items of Inventory or used in connection therewith shall be deemed to be part of the Inventory.

     (j) "Liabilities" means all existing and future liabilities, whether absolute or contingent, of the Debtor to the Secured Party of any nature whatsoever arising under the URT Promissory Note or under the Peaches-URT Reimbursement Agreement.

     (k) "Person" means an individual, a corporation, a government or governmental subdivision or agency or instrumentality, a business trust, an estate, a trust, a partnership, a cooperative, an association, two or more
Persons having a joint or common interest, or any other legal or commercial entity.

     (l) "Proceeds" means whatever is received when Collateral or Proceeds of Collateral is sold, exchanged, collected or otherwise disposed of and also includes payments and rights to payment under any policies of insurance with respect to any Collateral. The term includes the Account arising when the right to payment is earned under a Contract Right representing such Proceeds and, without limitation, any accounts receivable representing such Proceeds.

2.   Grant of Security.

     To secure the payment, promptly when due, and the punctual performance of all of the Liabilities, the Debtor hereby grants to the Secured Party a continuing lien upon and security interest in all of the Collateral.

3.   Records and Certifications.

     The Debtor shall faithfully keep complete and accurate books, records and lists and make all necessary entries therein to reflect the quantities, costs, current values and locations of its Inventory, Accounts, accounts receivable, Contract Rights, Documents of Title, instruments, fixtures and General Intangibles and the transactions and facts giving rise to such Collateral, and the Debtor shall keep the Secured Party fully and accurately informed as to the locations of all such books, lists and records. The Debtor shall permit the Secured Party's agents to have access to such books, lists and records on the Debtor's premises for the purpose of examining, auditing and copying them. If the Debtor refuses the Secured Party access in accordance with this provision, then the Secured Party shall have the right to take possession of such books, lists and records, which right shall be enforceable by an action of replevin or by any other appropriate remedy at law or in equity.

4.   Title, Etc.

     The Debtor has acquired absolute and exclusive title to each and every item or unit of the Collateral free and clear of all liens, claims, security interests and other encumbrances, except those created hereby in favor of the Secured Party and those created in favor of the Majors and Alliance (as such entities are defined in the plan of reorganization filed by the Debtor in its bankruptcy case filed in the United States Bankruptcy Court for the Southern District of Florida, Case No. 96-20153- BKC-RBR) in accordance with said plan of reorganization. The Debtor will warrant and defend its title to the Collateral, subject to the aforesaid rights of the Secured Party, the Majors and Alliance against the claims and demands of all other persons whomsoever. Without limiting the generality of the foregoing, the Debtor will not pledge, assign or otherwise encumber, or permit any liens or security interests to attach to, any of the Collateral, nor permit any of the Collateral to be levied upon under any legal process, other than those liens described above. Upon any breach of the foregoing covenant against encumbrances, the Secured Party may, at its sole election but without obligation to do so, discharge the encumbrance for the account of and without notice to the Debtor, and all expenses incurred by the Secured Party in so doing, together with interest thereon at the Interest Rate, shall be added to the Liabilities and shall be payable by the Debtor on demand. Without the prior written consent of the Secured Party in each case, the Debtor will not sell, exchange, lease, lend, salvage, replace or otherwise dispose of any item or unit of the Collateral or any of the Debtor's rights therein, except that so long as the Debtor is not in default hereunder, the Debtor shall have the right in the ordinary course of its business to process and sell its Inventory and collect payment therefor in the ordinary course of business.

5.   Taxes and Liens.

     The Debtor will immediately notify the Secured Party in the event there ever arises against any of the Collateral any lien, assessment or tax or other liability, whether or not entitled to priority over the Secured Party's security interest hereunder. In any such event, whether or not such notice is given, the Secured Party shall (unless such lien, assessment, tax or other liability is the subject of an appeal by the Debtor and an appropriate bond has been posted to stay the effect of any resulting lien) have the right (but shall be under no obligation) to pay any tax or other liability of the Debtor deemed by the Secured Party in good faith to affect the Secured Party's interests hereunder. The Debtor shall repay to the Secured Party on demand all sums which the Secured Party shall have paid under this section in respect of taxes or other liabilities of the Debtor, with interest thereon at the Interest Rate, and the Debtor's liability to the Secured Party for such repayment with interest shall be included in the Liabilities. The Secured Party shall be subrogated to the extent of any such payment by it to all the rights and liens of the payee against the Debtor.

6.   Insurance.

     The Debtor shall bear all risk of loss, destruction and damage to any and all of the Collateral from any cause whatsoever at any time during the term of this Agreement, and shall at its own cost and expense obtain and keep in full force and effect, in kind and form reasonably satisfactory to the Secured Party and with insurers of recognized standing in the financial community or otherwise approved by the Secured Party, insurance covering the Collateral wherever the same may be, insuring against the risks of fire, explosion and theft, all other risk of physical loss or damage, and such other risks as are customarily insured against by corporations engaged in the same business and similarly situated with the Debtor (and specifically including vandalism and malicious mischief coverage), in an amount or amounts usually carried by corporations engaged in the same business and similarly situated with the Debtor. All policies of such insurance shall be written for the benefit of the Debtor and the Secured Party as the insureds, shall bear an endorsement in form satisfactory to the Secured Party naming the Secured Party, the Majors, Alliance and the Debtor as loss payees, as their respective interests may appear, and shall provide for at least ten (10) days' advance written notice to the Secured Party of any cancellation. The Secured Party and the Debtor agree that all insurance proceeds shall be payable to the Debtor if at the time of such payment no Event of Default then exists. A copy of all such policies (or, in the Secured Party's discretion, certificates therefor) shall be lodged with the Secured Party. If the Debtor fails to pay any premium on any such insurance, the Secured Party shall have the right, but shall be under no obligation, to pay such premium for the Debtor's account. The Debtor shall repay to the Secured Party on demand all sums which the Secured Party shall have paid under this section in respect of insurance premiums, with interest thereon at the Interest Rate, and the Debtor's liability to the Secured Party for such repayment with interest shall be included in the Liabilities. The Debtor hereby assigns to the Secured Party, the Majors and Alliance, as their interests may appear, any return or unearned premium which may be due upon the cancellation for any reason whatsoever of any policy of insurance maintained in respect of the Collateral and hereby directs the insurer to pay the Secured Party, the Majors and Alliance, as their interests may appear, any amount so due, except that the Secured Party shall have no right to any such amount unless and until there exists an Event of Default. The Debtor's right to receive payment of any such return or unearned premium and the proceeds of any such insurance shall constitute a part of the Collateral.

7.   Control of and Access to Inventory.

     The Debtor shall maintain possession and control of its Collateral at all times, provided that upon the occurrence of an Event of Default the Secured Party shall have the right to take possession of the Collateral or any portion thereof, and for the purpose of taking custody of such Collateral the Debtor agrees that upon request of the Secured Party it will lease warehousing space in the Debtor's own premises to the Secured Party and will erect such structures and post such signs as the Secured Party may require in order to place such Collateral under the exclusive control of the Secured Party. Notwithstanding any taking of possession by the Secured Party of any Collateral, the same shall remain at all times at the Debtor's sole risk, and to the full extent permitted by law the Secured Party shall not be responsible for any loss, damage or diminution in the value thereof. If any of the

Collateral is or becomes evidenced by a Document of Title, the Secured Party may require the Debtor to promptly deliver the same to the Secured Party, appropriately endorsed to the order of the Secured Party. All costs of transportation, packaging, custody, processing, storage, insurance and salvage of any unit or item of the Collateral which may be incurred by the Secured Party shall be promptly repaid to the Secured Party by the Debtor together with interest thereon at the Interest Rate, and the Debtor's liability to the Secured Party for such repayment with interest shall be included in the Liabilities. The Debtor will afford the Secured Party's agent access to the Collateral from time to time upon request for purposes of examination, inspection and appraisal and to verify the Debtor's records pertaining thereto.

8.   Notices of Loss, Etc.

     The Debtor will immediately notify the Secured Party of any event causing any material deterioration, loss or depreciation in value of the Collateral.

9.   Accounts and Contract Rights.

     (a) The Secured Party hereby authorizes the Debtor to collect all Accounts from the Account Debtors. Upon the occurrence of an Event of Default, the Secured Party shall have the right, acting if it so chooses in the Debtor's name, to collect the Debtor's Accounts itself, to sell, assign, compromise, discharge or extend the time for repayment of any Account, to institute legal action for the collection of any Account, and to do all reasonable acts and things necessary or incidental thereto. The Debtor hereby ratifies all that the Secured Party shall do in accordance with the terms hereof. The Secured Party may at any time, after the occurrence of an Event of Default, notify any Account Debtor that the Account payable by such Account Debtor has been assigned to the Secured Party and is to be paid directly to the Secured Party. At the Secured Party's request, after the occurrence of an Event of Default, the Debtor shall so notify Account Debtors and shall indicate on all billings to Account Debtors that payments thereon are to be made to the Secured Party. Without the written consent of the Secured Party, the Debtor shall not unreasonably compromise, discharge, extend the time for payment of or otherwise grant any indulgence or allowance with respect to any Account.

     (b) If any of the Debtor's Accounts is or becomes evidenced by a promissory note, a trade acceptance or any other instrument for the payment of money, the Debtor will promptly provide notice to the Secured Party of such instrument and, upon the written request of the Secured Party, will promptly deliver such instrument to the Secured Party appropriately endorsed to the order of the Secured Party. Regardless of the form of such endorsement, the Debtor hereby waives presentment, demand, notice of dishonor, protest and notice of protest and all other notices with respect thereto.

10.  Significant Locations.

     The Debtor represents and warrants to the Secured Party as follows: (i) the chief executive office of the Debtor is located at 1180 East Hallandale Beach Boulevard, Hallandale, Florida 33009, and such chief executive office is the sole location where the Debtor maintains the records with respect to the Collateral; and (ii) the locations set forth in Schedule A hereto are the only locations where the Debtor stores or processes Inventory, other goods, equipment, and instruments. The Debtor will notify the Secured Party in writing prior to any change in any of the locations specified above and will reimburse the Secured Party for the costs of any additional Uniform Commercial Code filings requested by the Secured Party as a result thereof. If any of the Collateral or any of the Debtor's records concerning any of the Collateral are at any time to be located on premises leased by the Debtor, or any premises owned by the Debtor subject to a mortgage or other lien, the Debtor will provide notice of such intent to the Secured Party not less than 30 days prior to the delivery of any such Collateral or records to such premises, and, upon the written request of the Secured Party, the Debtor will promptly obtain and deliver to the Secured Party an agreement in form satisfactory to the Secured Party (a) subordinating the landlord's, mortgagee's or other lienholder's right to enforce against the Debtor any claims for monies due under the lease, mortgage or other lien by levy or distraint or other proceedings against the Collateral or against the Debtor's records concerning the same and (b) assuring the Secured Party's access to such Collateral and records to facilitate the Secured Party's exercise of its right to take possession thereof. The Debtor agrees to notify the Secured Party promptly in the event of a change in the location of any place of business or the establishment of any additional place of business of the Debtor.

11.  Further Assurances.

     The Debtor will execute and deliver to the Secured Party from time to time all such other agreements, instruments and other documents (including without limitation all requested financing and continuation statements) and do all such other further acts and things as the Secured Party may reasonably request in order to further evidence or carry out the intent of this Agreement or to perfect the lien and security interest created hereby or intended so to be.

12.  Default and Remedies.

     The Debtor shall be in default hereunder upon the occurrence of an "Event of Default" as defined in either of the URT Promissory Note or the Peaches-URT Reimbursement Agreement.

     Upon the occurrence of any Event of Default which shall be continuing, (i) unless the Secured party shall elect otherwise, the entire unpaid amount of such of the Liabilities as are not then otherwise due and payable shall become immediately due and payable without notice to or demand on the Debtor or any guarantor of any of the Liabilities (the Debtor and all such guarantors being, collectively, the "Obligors") and (ii) the Secured Party may at its option exercise from time to time any and all rights and remedies available to it under the Uniform Commercial Code or otherwise, including the right to collect, assemble, receipt for or foreclose or otherwise realize upon any of the

Collateral and to dispose of any of the Collateral at one or more public or private sales or other proceedings, and the Debtor agrees that the Secured Party or its nominee may become the purchaser at any such sale or sales. The Debtor agrees that ten (10) days shall be reasonable prior notice of the date of any public sale or other disposition of all or any part of the Collateral, or of the date on or after which any private sale or other disposition of the same may be made.

     All rights and remedies granted the Secured Party hereunder or under any other agreement between the Secured Party and the Debtor shall be deemed concurrent and cumulative and not alternative, and the Secured Party may proceed with any number of remedies at the same time or at different times until all the Liabilities are fully satisfied. The exercise of any one right or remedy shall not be deemed a waiver or release of or an election against any other right or remedy, and the Secured Party may proceed against any one or more of the Obligors and the Collateral and any other collateral granted by the Debtor to the Secured Party under any other agreement, all in any order and through any available remedies. A waiver on any one occasion shall not be construed as a waiver or bar on any future occasion. All property of any kind held at any time by the Secured Party as Collateral shall stand as one general, continuing collateral security for all the Liabilities and may be retained by the Secured Party as security until all the Liabilities are fully satisfied.

13.  Payment of Expenses.

     The Debtor will pay to the Secured Party on demand (together with interest thereon at the Interest Rate) any and all expenses (including all reasonable attorneys' fees, whether incurred at trial, on appeal or without litigation, and all legal expenses) which may have been incurred by the Secured Party (i) in the prosecution or defense of (or otherwise in connection with) any action growing out of or connected with the subject matter of this Agreement, the Liabilities, the Collateral or any of the Secured Party's rights therein or thereto; or (ii) in connection with the custody, preservation, use, operation, preparation for sale or sale of any of the Collateral, the incurring of all of which are hereby authorized to the extent the Secured Party in good faith deems the same advisable. The Debtor's liability to the Secured Party for any such payment with interest shall be included in the Liabilities. The enumeration of specific Events of Default shall not compromise the demand character of any Liability which by its terms is payable on demand, and demand may be made thereon at any time irrespective of the non-occurrence of any such Event of Default, any provision hereof to the contrary notwithstanding. The Proceeds of any Collateral received by the Secured Party at any time before or after default, whether from a sale or other disposition of Collateral or otherwise, or the Collateral itself, may be applied with reasonable promptness to the payment in full or in part of such of the Liabilities and in such order and manner as the Secured Party may elect. The Debtor, to the extent of its rights in the Collateral, waives and releases any right to require the Secured Party to collect any of the Liabilities from any other of the Collateral or any other collateral then held by the Secured Party under any theory of marshaling of assets or otherwise, provided, however, that the Secured Party shall be subject to the obligations of a secured party under the Uniform Commercial Code to act in a commercially reasonable manner.

14.  Power of Attorney.

     The Debtor hereby irrevocably appoints any officer, employee or agent of the Secured Party as the Debtor's true and lawful attorney-in-fact with power, upon the occurrence of an Event of Default, to (i) endorse the Debtor's name upon any notes, checks, drafts, money orders, or other instruments of payment that may come into the Secured Party's possession and which constitute Collateral or proceeds of any Collateral; (ii) sign and endorse the Debtor's name upon any documents of title, invoices, freight or express bills, assignments, verifications and notices in connection with any of the Collateral, and any instruments or documents relating thereto or to the Debtor's rights therein; and (iii) execute in the Debtor's name and file one or more financing statements covering the Collateral. Any such attorney-in-fact of the Debtor shall have full power to do any and all things necessary to be done with respect to the above transactions as fully and effectually as the Debtor might do, and the Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.

15.  Miscellaneous.

     (a) At no time during the past five years has the Debtor been known by or used any name, including any trade or fictitious name, other than that set forth in the premises of this Agreement. The Debtor shall give the Secured Party notice prior to any change in its name, or its use of any trade, fictitious or other additional name.

     (b) This Agreement shall commence on the date hereof and shall continue in full force and effect so long as any of the Liabilities shall exist from time to time. If after the discharge of all Liabilities the Debtor should subsequently incur additional Liabilities, this Agreement shall automatically be revived and thereafter continue in full force and effect until such time as the Debtor, having no Liabilities then outstanding and not then being entitled to incur any additional Liabilities, shall give written notice to the Secured Party of its election to terminate this Agreement.

     (c) Absent manifest error, statements of account rendered to the Debtor by the Secured Party hereunder shall become final and be effective unless objection thereto is made within thirty (30) days of receipt by the Debtor.

     (d) No modification or waiver of any provision hereof shall be effective unless the same is in writing and signed by the party against whom its enforcement is sought.

     (e) This Agreement may be signed in any number of counterparts and by different parties in separate counterparts, all with the same effect as if the signature were on the same counterpart, and all counterparts hereof, taken together, shall constitute but one and the same Agreement.

     (f) The representations, warranties, covenants and agreements contained herein are all material and continuing, and any material breach of any of them shall constitute a material breach of this Agreement.

     (g) Words of any gender shall include any other gender, and singular words shall include the plural and vice versa, whenever the same is necessary to produce a fair and meaningful construction.

     (h) All the rights and remedies of the Secured Party hereunder shall be cumulative with and not alternative to or in lieu of the Secured Party's rights and remedies under any other agreement or agreements.

     (i) This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, except that the Debtor shall not assign any of its respective rights hereunder without the prior written consent of the other party hereto, which consent shall not unreasonably be withheld.

     (j) Captions in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     (k) Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remainder of this Agreement or the validity or enforceability of such provision in any other jurisdiction.

     (l) This Agreement and all issues arising hereunder shall be governed by the laws of the State of Florida, except to the extent that the enforceability of any provision of this Agreement or the security interest created hereunder requires the application of the law of a jurisdiction other than Florida.

     (m) This Security Agreement is subject to that certain Subordination Agreement among URT, the Majors and Alliance, dated January 27, 1997.

     IN WITNESS WHEREOF, this Agreement has been duly executed under due authorization on the day and year first set forth above.

                                               Peaches Entertainment Corp.

                                               By:    s/Jason Wolk
                                                     --------------------------
                                               Title: Executive Vice-President



                                               URT Industries, Inc.

                                               By:     s/Brian Wolk
                                                     --------------------------
                                               Title: Executive Vice-President

                                   Schedule A
                                   [Omitted]